UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 24, 2026

Journey Medical Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41063	47-1879539
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9237 E Via de Ventura Blvd., Suite 105

Scottsdale, AZ 85258

(Address of Principal Executive Offices)

(480) 434-6670

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DERM	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 24, 2026, Journey Medical Corporation (the “Company”) held its 2026 Annual Meeting at 11:00 a.m. Eastern Time by means of an online virtual meeting platform. Stockholders representing 16,145,526 shares of common stock, par value $0.0001 per share (the “Common Stock”), of the Company and 6,000,000 shares of the Company’s Class A Common Stock of the Company, par value $0.0001 per share, or together 81% of the 27,346,466 shares entitled to vote, were represented in person or by proxy, constituting a quorum.

At the 2026 Annual Meeting, the following two proposals were approved: (i) the election of six directors to hold office until the 2027 annual meeting of stockholders or until their successors are duly elected and qualified; and (ii) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026. The two proposals are described in detail in the Company’s definitive proxy statement on Schedule 14A for the 2026 Annual Meeting filed with the SEC on April 30, 2026.

As of the April 28, 2026 record date for the determination of the stockholders entitled to notice of, and to vote at, the 2026 Annual Meeting, 21,346,466 shares of the Company’s Common Stock were outstanding and eligible to vote with an aggregate of 21,346,466 votes, and 6,000,000 shares of the Company’s Class A Common Stock, each such share of Class A Common Stock entitled to 3.91 votes per share, were outstanding and eligible to vote with an aggregate of 23,481,091 votes, as determined in accordance with Article IV, Section 3.2 of the Company’s Third Amended and Restated Certificate of Incorporation.

Proposal 1

The votes with respect to the election of six directors to hold office until the 2027 annual meeting of stockholders were as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Lindsay A. Rosenwald, M.D.	32,559,583	551,063	6,515,971
Claude Maraoui	32,972,638	138,008	6,515,971
Neil Herskowitz	31,728,709	1,381,937	6,515,971
Justin Smith	32,873,028	237,618	6,515,971
Miranda Toledano	32,513,215	597,431	6,515,971
Michael Pearce	32,972,865	137,781	6,515,971

Proposal 2

The vote with respect to the ratification of KPMG LLP as the Company’s independent registered accounting firm for the year ending December 31, 2026 was as follows:

Total Votes For	Total Votes Against	Abstentions
39,374,407	50,168	202,042

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Journey Medical Corporation

(Registrant)

Date: June 25, 2026
	By:	/s/ Claude Maraoui
Claude Maraoui
Chief Executive Officer, President and Director